UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   __________

                                    FORM 8-K
                                   __________

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of report: May 15, 2006

                           THERAGENICS CORPORATION(R)
               (Exact name of registrant as specified in charter)


           Delaware                  000-15443                 58-1528626
  (State of incorporation)    (Commission File Number)       (IRS Employer
                                                           Identification No.)


                           5203 Bristol Industrial Way
                              Buford, Georgia 30518
               (Address of principal executive offices / Zip Code)


                                 (770) 271-0233
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]   Written communications pursuant to Rule 425 under the Securities Act.

     [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

     [ ] Pre-commencement communications pursuant to Rule 14d--2(b) under the Exchange Act.

     [ ] Pre-commencement communications pursuant to Rule 13e--4(c) under the Exchange Act.

Item 7.01.   Regulation FD

On May 15, 2006, Theragenics Corporation (the "Company") announced that it intends to meet with certain analysts and institutional investors over the next week to provide an overview of the Company's business strategy. A copy of the presentation materials to be used at these meetings will be available for viewing in the Investor Relations section of the Company's website (www.theragenics.com) prior to the scheduled meetings. A copy may also be obtained by calling Theragenics' investor relations at (800)-998-8479.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.


Item 9.01.   Financial Statements and Exhibits

The following Exhibit is furnished with this Form 8-K:

Exhibit No.  Description
-----------  -----------

   99.1          Press release, dated May 15, 2006, of Theragenics Corporation

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           THERAGENICS CORPORATION
                                           (Registrant)


Dated: May 15, 2006                        By:   /s/ M. Christine Jacobs
                                                 -------------------------------
                                                 M. Christine Jacobs
                                                 Chief Executive Officer